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                                                                EXHIBIT 10.49

                        RESCISSION OF OPTION AGREEMENT 1

        WHEREAS, the undersigned, TSMC and Customer, hereby enter into this RESCISSION OF OPTION AGREEMENT 1 on this 25th day of June, 1996.

        WHEREAS, the undersigned, TSMC and Customer, are parties to a Wafer Supply Agreement dated June 26, 1995 and amended October 1, 1995, an Option Agreement 1 dated June 26, 1995 and amended October 1, 1995, an Option Agreement 2 dated October 1, 1995, and an Option Agreement 3 dated October 1, 1995.

        WHEREAS, in consideration of the execution concurrently herewith of a Limited Liability Agreement of Wafer Tech LLC, and Ancillary Agreements identified therein, by the parties and/or their affiliates, the parties have agreed to rescind Option Agreement No. 1.

        NOW, THEREFORE, do the undersigned parties agree as follows:

        1.   Option Agreement 1 is hereby rescinded ab initio in its entirety.
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        2.   TSMC hereby returns to Customer the following three promissory notes delivered under Option Agreement 1:

                 Date                                   Amount
                 ----                                   ------
                 June 30, 1996                          $4,800,000
                 June 30, 1997                          $4,800,000
                 June 30, 1998                          $4,800,000

        3. TSMC hereby refunds the amount of $2,400,000 previously paid under Option Agreement 1, by paying said amount to Wafer Tech LLC as part of Altera's capital contribution under the Limited Liability Agreement.

        4. All references to Option Agreement 1 contained in the Wafer Supply Agreement (as amended), Option Agreement 2 and Option Agreement 3 are hereby deleted. The Wafer Supply Agreement (as amended), Option Agreement 2 and Option Agreement 3 otherwise continue in full force and effect, subject to a Memorandum of Intent dated October 1, 1995 with respect to Altera's right to supersede Option Agreement 3.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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              [SIGNATURE PAGE TO RESCISSION OF OPTION AGREEMENT 1]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

TAIWAN SEMICONDUCTOR                      ALTERA CORPORATION
MANUFACTURING CO., LTD.                   ("CUSTOMER")
("TSMC")

By: /s/ Donald W. Brooks                  By: /s/ Rodney Smith
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    Name:  Donald W. Brooks                   Name:  Rodney Smith
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    Title: President                          Title: President, Chief Executive
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                                                     Officer and Chairman